UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K/A
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 16, 2007
THORATEC CORPORATION

(Exact name of registrant as specified in its charter)
California

(State of Other Jurisdiction of Incorporation)

000-49798	94-2340464

(Commission File Number)	(IRS Employer Identification Number)

6035 Stoneridge Drive
Pleasanton, California 94588

(Address of principal executive offices including zip code)
(925) 847-8600

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment No. 1 to Current Report on Form 8-K/A is filed for the purpose of correcting the heading on the year to date 2006 financial table included in Exhibit 99.1, from “Fiscal Quarter Ended December 2006” to “Twelve Months Ended December 2006,” in order to reflect the actual heading included in the press release issued on February 15, 2007.

Item 2.02 Results of Operations and Financial Condition

On February 15, 2007, Thoratec Corporation (the “Company”) issued a press release announcing its year ended 2006 results, the text of which is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in the Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

No.	Exhibit
99.1	Press Release, dated February 15, 2007, regarding 2006 year ended results.

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Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of February 16, 2007

THORATEC CORPORATION

	By:	/s/ David Smith

David Smith
Executive Vice President, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Thoratec Corporation, dated February 15, 2007.

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